UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2025

CNO Financial Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31792	75-3108137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
11299 Illinois Street
Carmel, Indiana  46032
(Address of Principal Executive Offices) (Zip Code)

(317) 817-6100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CNO	New York Stock Exchange
Rights to purchase Series F Junior Participating Preferred Stock		New York Stock Exchange
5.125% Subordinated Debentures due 2060	CNOpA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

On May 8, 2025, CNO Financial Group, Inc. (the “Company”) entered into a sixth amendment and restatement agreement (the “Amendment Agreement”) with respect to its revolving credit agreement, dated as of May 19, 2015 (as amended and restated, the “Amended Credit Agreement”), among the Company, KeyBank National Association, as administrative agent, and the lenders from time to time party thereto. The Amendment Agreement, among other things: (i) reduces the interest rate applicable to the loans under the Amended Credit Agreement and the commitment fee rate, and removes the credit spread adjustment applicable to the interest rate calculation; (ii) increases each of the letter of credit sublimit and swing line loan sublimit from $5.0 million to $7.5 million; (iii) permits the Company to incur incremental term loan facilities under the Amended Credit Agreement and increases the aggregate cap on incremental facilities from $100.0 million to $200.0 million; (iv) removes the maintenance of ratings covenant; (v) increases each of the general debt basket and general lien basket from the greater of $200.0 million and 7.5% of consolidated net worth to the greater of $290.0 million and 7.5% of consolidated net worth; (vi) removes the applicability of the dispositions covenant to subsidiaries of the Company; (vii) permits (a) subsidiaries of the Company to incur unlimited unsecured debt, subject to pro forma compliance with the debt to capitalization ratio covenant and (b) the Company to make unlimited dispositions subject to pro forma compliance with the consolidated net worth covenant; and (viii) extends the maturity date of the revolving credit facility to May 8, 2030. The Amended Credit Agreement continues to contain certain other restrictive covenants with which the Company must comply.

The interest rate applicable to loans under the Amended Credit Agreement is calculated as the Secured Overnight Financing Rate (“SOFR”) or the base rate, at the Company’s option, plus a margin based on the Company’s unsecured debt rating. The reduced margins under the Amended Credit Agreement range from 1.125% to 1.750% in the case of loans at the SOFR rate, and 0.125% to 0.750% in the case of loans at the base rate. The commitment fee under the Amended Credit Agreement continues to be based on the Company’s unsecured debt rating.

The foregoing descriptions of the Amendment Agreement and the Amended Credit Agreement do not purport to be complete and are each qualified in its entirety by reference to the full text of such documents, which are incorporated herein by reference and filed as Exhibit 10.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03    Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is hereby incorporated by reference into this Item 2.03.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officer; Compensatory Arrangements of Certain Officers.

On May 8, 2025, the shareholders of the Company approved the Amended and Restated Long-Term Incentive Plan (the “Amended LTIP”), which previously was adopted by the Company’s Board of Directors on February 12, 2025, subject to and effective upon shareholder approval. A description of the Amended LTIP is included in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 26, 2025 (the “2025 Proxy Statement”) under the “Proposal 5—Approval of the Amended & Restated Long-Term Incentive Plan” section, and such description is incorporated herein by reference. The description of the Amended LTIP contained in the 2025 Proxy Statement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended LTIP, which is incorporated herein by reference and filed as Exhibit 10.2 to this Current Report on Form 8-K.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 8, 2025, the Company held its 2025 Annual Meeting of Shareholders at which the Company’s shareholders voted on the six proposals below, each of which is further described in the 2025 Proxy Statement. Voting results for each proposal are set forth below.

Proposal 1
The nine nominees to serve as directors of the Company were elected, each for a one-year term expiring at the Company’s 2026 annual meeting of shareholders and until his or her successor is duly elected and qualified. Voting results were as follows:

	For	Against	Abstentions	Broker Non-Votes
Gary C. Bhojwani	88,962,549	326,421	185,690	3,570,633
Archie M. Brown	88,804,921	486,089	183,650	3,570,633
David B. Foss	88,980,606	310,394	183,660	3,570,633
Mary R. (Nina) Henderson	87,379,761	1,910,979	183,920	3,570,633
Adrianne B. Lee	89,088,792	176,093	209,775	3,570,633
Daniel R. Maurer	87,965,198	1,325,570	183,892	3,570,633
Chetlur S. Ragavan	89,180,961	106,632	187,067	3,570,633
Steven E. Shebik	89,222,700	66,915	185,045	3,570,633
Jessica A. Turner	89,167,938	122,080	184,642	3,570,633

Proposal 2
The proposal to approve, by non-binding advisory vote, the executive compensation of the Company’s named executive officers disclosed in the 2025 Proxy Statement was approved. Voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
83,774,101	5,327,242	373,317	3,570,633

Proposal 3
The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2025 was approved. Voting results were as follows:

For	Against	Abstentions
90,450,558	2,413,963	180,772

Proposal 4
The proposal to approve the Amended and Restated Certificate of Incorporation to include the Replacement NOL Protective Amendment (as defined in the 2025 Proxy Statement) was approved. Voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
85,135,071	4,142,336	197,253	3,570,633

Proposal 5
The proposal to approve the Amended and Restated Long-Term Incentive Plan was approved. Voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
84,450,380	4,835,412	188,868	3,570,633

Proposal 6
The proposal to approve the Amended and Restated Employee Stock Purchase Plan was approved. Voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
89,007,266	304,713	162,681	3,570,633

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

10.1
Sixth Amendment and Restatement Agreement, dated as of May 8, 2025, among CNO Financial Group, Inc., the lenders party thereto, and KeyBank National Association as administrative agent for the lenders.

10.2*	CNO Financial Group, Inc. Amended and Restated Long-Term Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*Identifies a management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNO Financial Group, Inc.

Date: May 9, 2025	By:	/s/ Joel T. Koehneman
Joel T. Koehneman
Senior Vice President and Chief Accounting Officer

5